UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 2, 2019

ITERIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08762	95-2588496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Ave., Suite 100, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Iteris, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission on July 9, 2019, announcing the closing of its acquisition of 100% of the outstanding shares of capital stock of Albeck Gerken, Inc. (“AGI’) which was completed on July 2, 2019. This Amendment to the Original Form 8-K (“Amendment No. 1”) is being filed solely for the purpose of including the required financial statements and pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K. The disclosures and exhibits included in the Original Form 8-K otherwise remain unchanged. The financial statements and information filed within this Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Original 8-K. Attached hereto as Exhibit 99.2, and incorporated herein by reference, are the audited financial statements of Albeck Gerken, Inc. for the years ended December 31, 2018 and 2017.

(b) Pro Forma Financial Information.

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial statements were omitted from disclosure contained in the Original 8-K. Attached hereto as Exhibit 99.3, and incorporated herein by reference, are the required unaudited pro forma condensed combined financial statements.

(d)                                 Exhibits.  The following exhibits are being furnished herewith:

2.1+                        Stock Purchase Agreement, dated June 10, 2019, by and among Iteris, Inc., Albeck Gerken, Inc. and its shareholders (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 14, 2019).

10.1+                 Form of Retention Bonus Agreement entered into between the Company and each of the Selling Shareholders

23.1*                 Consent of Bland & Associates, P.C.

99.1+                 Press Release dated July 2, 2019, announcing closing of acquisition of Albeck Gerken, Inc.

99.2*                 Audited Financial Statements of Albeck Gerken, Inc. for the years ended December 31, 2018 and 2017

99.3*                 Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet

Unaudited Pro Forma Condensed Combined Statements of Operations

* Filed herewith.

+ Previously filed/furnished with Original Form 8-K on July 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 10, 2019

ITERIS, INC.,
a Delaware corporation

By:	/s/ ANDREW SCHMIDT
Andrew Schmidt
Vice President of Finance & Chief Financial Officer